Exhibit 99.5

Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the six months ended June 30, 1996, and as of, and for the year ended December 31, 1995.

                           First Commonwealth, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Statements
                                 Introduction
                                 June 30, 1996


The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of First Commonwealth, Inc. (the Company) as of June 30, 1996, and the results of its consolidated operations for the six months then ended after giving pro forma effect to (i) the purchase of Smileage Dental Services, Inc. (Smileage Dental Services) which was completed on July 18, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company and Smileage Dental Services, and the related notes hereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the offering and acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

                           FIRST COMMONWEALTH, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    For the six months ended June 30, 1996
                (in thousands, except share and per share data)

                                                                                                 COMPANY
                                                              SMILEAGE                          PRO FORMA
                                                               DENTAL         PRO FORMA        CONSOLIDATED
                                         COMPANY (a)        SERVICES (a)     ADJUSTMENTS       AS ADJUSTED
                                         ----------         -----------      -----------       ------------
Subscriber Revenue                       $   10,019         $     1,289       $   (479)(c)      $   10,829

Benefit Coverage Expenses                     6,220                   0              0               6,220
                                         ----------         -----------       --------          ----------
 Gross Margin                                 3,799               1,289           (479)              4,609

Selling, General and
 Administrative Expense                       2,517               1,199           (699)(d)           3,017

Depreciation and Amortization                   276                  31             63 (e)             370
                                         ----------         -----------       --------          ----------
 Operating Income                             1,006                  59            157               1,222

Interest Income, net                            160                 828           (828)(f)             160
                                         ----------         -----------       --------          ----------
 Income Before Income Taxes                   1,166                 887           (671)              1,382

Provision For Income Taxes                      468                   0            112 (g)             580
                                         ----------         -----------       --------          ----------

Net Income                               $      698         $       887       $   (783)         $      802
                                         ==========         ===========       ========          ==========
Weighted Average Common and Common
 Equivalent Shares Outstanding (b)        3,500,668                            231,399 (h)       3,732,067
                                         ==========                           ========          ==========

Earnings Per Common and Common           $     0.20                                             $     0.21
 Equivalent Share                        ==========                                             ==========


             See notes to the unaudited pro forma condensed consolidated financial statements.

                           FIRST COMMONWEALTH, INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1996
                                (in thousands)



                                                                                                           Company
                                                                         Smileage                         Pro Forma
                                                                          Dental          Pro Forma     Consolidated
                                                       Company (i)     Services (i)    Adjustments (j)   As Adjusted
                                                       -----------     ------------    ---------------  ------------
          ASSETS
CURRENT ASSETS
Cash and Cash Equivalents                                $ 9,272           $  0            $   69          $ 9,341
Investments - Short Term                                   4,121              0                 0            4,121
Accounts Receivable, Net                                   1,714             20               (20)           1,714
Related Party Receivable                                       0             54               (54)               0
Other Receivables                                            117              0                 0              117
Deposit Under Reinsurance Agreement                          485              0                 0              485
Prepaid Expenses                                           1,314              2                (2)           1,314
Deferred Tax Asset                                           404             50               (50)             404
Income Taxes Receivable                                      622              0                 0              622
                                                         -------           ----            ------          -------
TOTAL CURRENT ASSETS                                      18,049            126               (57)          18,118
                                                         -------           ----            ------          -------

Property & Equipment                                       2,770            138                 0            2,908
Less: Accumulated Depreciation                            (1,328)          (119)                0           (1,447)
                                                         -------           ----            ------          -------
Property & Equipment, Net                                  1,442             19                 0            1,461
                                                         -------           ----            ------          -------
OTHER ASSETS
Restricted Cash                                            1,077              0                 0            1,077
Excess of purchase price over net assets acquired              0              0             5,530            5,530
Deposits & Other                                              92              0                 0               92
                                                         -------           ----            ------          -------
TOTAL OTHER ASSETS                                         1,169              0             5,530            6,699
                                                         -------           ----            ------          -------
TOTAL ASSETS                                             $20,660           $145            $5,473          $26,278
                                                         =======           ====            ======          =======


          LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable-Trade                                   $   149           $  8            $   13          $   170
Accounts Payable-Dental Service Providers                    407              0                 0              407
Claims Liability                                           1,395              0                 0            1,395
Related Party Payable                                          0              0                 0                0
Accrued Payroll and Related Costs                            643             60               (40)             663
Other Accrued Expenses                                       600             39               (27)             612
Current Portion of Capital Lease Obligations                   0              0                 0                0
Current Portion of Long-Term Debt                              0              0                 0                0
Deferred Subscriber Revenue                                3,841              0                 0            3,841
Payable Under Reinsurance Agreement                          437              0                 0              437
Accrued Preferred Dividends                                    0              0                 0                0
Income Taxes Payable                                           0             38                (3)              35
                                                         -------           ----            ------          -------
TOTAL CURRENT LIABILITIES                                  7,472            145               (57)           7,560
                                                         -------           ----            ------          -------
Capital Lease Less Current                                     0              0                 0                0
Long-Term Debt Less Current                                    0              0                 0                0
Deferred Tax Liability - Long-term                           125              0                 0              125
                                                         -------           ----            ------          -------
TOTAL LONG-TERM LIABILITIES                                  125              0                 0              125
                                                         -------           ----            ------          -------
TOTAL LIABILITIES                                          7,597            145               (57)           7,685
                                                         -------           ----            ------          -------

REDEEMABLE PREFERRED STOCK                                     0              0                 0                0
                                                         -------           ----            ------          -------

STOCKHOLDERS' EQUITY
Common Stock                                                   3              1                 1                5
Capital In Excess of Par                                   7,678            241             5,287           13,206
Retained Earnings                                          5,392            334              (334)           5,392
Treasury Stock                                               (10)          (576)              576              (10)
                                                         -------           ----            ------          -------
TOTAL STOCKHOLDERS' EQUITY                                13,063              0             5,530           18,593
                                                         -------           ----            ------          -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                 $20,660           $145            $5,473          $26,278
                                                         =======           ====            ======          =======


See notes to the unaudited pro forma condensed consolidated financial statements.

                           FIRST COMMONWEALTH, INC.
                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1996
                                (in thousands)



The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 gives effect to the consolidated results of operations for the six months ended June 30, 1996, as if the acquisition of Smileage Dental Services, Inc. occurred at January 1, 1996. These results are not necessarily indicative of the consolidated results of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1996. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at June 30, 1996, as if the acquisition of Smileage Dental Services, Inc. occurred at June 30, 1996. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at June 30, 1996. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Smileage Dental Services, Inc. and the related notes thereto.



PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996 ARE AS FOLLOWS:

     (a) Represents the historical condensed consolidated results of the Company and Smileage Dental Services, Inc. on a consolidated and stand alone basis, respectively, for the six months ended June 30, 1996.

     (b) Weighted average number of common shares outstanding is calculated based upon the relevant weighted average shares outstanding and options outstanding utilizing the treasury stock method for each calculation presented.

     (c) Reflects the reduction in revenue for contracts not acquired as of the date of acquisition.

     (d) Reflects the elimination of selling, general and administrative expenses for employees who will not be retained as well as associated office expenses that will be eliminated.

     (e) Represents the net increase to amortization ($69) for the cost over the fair value of the net assets acquired over a period of forty years and the net decrease to depreciation ($6) for assets that were sold prior to the acquisition.

     (f) Reflects the elimination of transactions that are of a non-recurring basis.

     (g)  Reflects applicable income tax effects of adjustments.

     (h) Reflects the number of common shares and common share equivalents issued (231,399) as a result of the acquisition.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 1996 ARE AS FOLLOWS:

     (i) Reflects historical financial position of the Company and Smileage Dental Services, Inc. at June 30, 1996.

     (j) Reflects assumed adjustment based upon the purchase price for the Smileage Dental Services, Inc. acquisition, including the elimination of assets and liabilities not in place as of the date of the acquisition, the allocation of the purchase price over the fair values of the net assets acquired and the elimination of Smileage Dental Services, Inc. stockholders' equity.

                           FIRST COMMONWEALTH, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 INTRODUCTION

                               December 31, 1995

The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of First Commonwealth, Inc. (the Company) as of December 31, 1995, and the results of its consolidated operations for the year then ended after giving pro forma effect to (i) the initial public offering of common stock that was completed November 17, 1995 and (ii) the purchase of Smileage Dental Services, Inc. (Smileage Dental Services) which was completed on July 18, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company and Smileage Dental Services, and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the offering and acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

                           FIRST COMMONWEALTH, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     For the year ended December 31, 1995
                (in thousands, except share and per share data)

                                                      Initial                                               Company
                                                      Public                     Smileage                  Pro Forma
                                                     Offering                     Dental      Pro Forma    Consolidated
                                      Company (a)   Adjustments    Pro Forma   Services (a)  Adjustments    As Adjusted
                                      -----------   -----------    ---------   ------------  -----------   ------------
Subscriber Revenue                       $33,315         $  0        $33,315      $5,709       $(4,166)(f)    $34,858

Benefit Coverage Expenses                 20,286            0         20,286       2,615        (2,615)(g)     20,286
                                       ---------      -------      ---------      ------       -------      ---------

  Gross Margin                            13,029            0         13,029       3,094        (1,551)        14,572

Selling, General and
  Administrative Expense                   9,471            0          9,471       2,601        (1,601)(h)     10,471

Depreciation and Amortization                412            0            412          25           126 (i)        563
                                       ---------      -------      ---------      ------       -------      ---------

  Operating Income                         3,146            0          3,146         468           (76)         3,538

Interest Income, net                         194          303(b)         497          21           (21)           497
                                       ---------      -------      ---------      ------       -------      ---------

  Income Before Income Taxes               3,340          303          3,643         489           (97)         4,035

Provision For Income Taxes                 1,336          121(c)       1,457         210             2 (c)      1,669
                                       ---------      -------      ---------      ------       -------      ---------

Net Income                               $ 2,004         $182        $ 2,186      $  279       $   (99)       $ 2,366
                                       =========      =======      =========      ======       =======      =========

Weighted Average Common and Common
  Equivalent Shares Outstanding (d)    2,993,319      465,222(e)   3,458,541                   231,399 (j)  3,689,940
                                       =========      =======      =========                   =======      =========

Earnings Per Common and Common
  Equivalent Share                         $0.67                       $0.63                                    $0.64
                                       =========                   =========                                =========

                 See notes to the unaudited pro forma condensed consolidated financial statements.

                           FIRST COMMONWEALTH, INC.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               December 31, 1995
                                (in thousands)

                                                                                                         Company
                                                                      Smileage                          Pro Forma
                                                                       Dental          Pro Forma       Consolidated
                       ASSETS                        Company (k)    Services (k)    Adjustments (l)    As Adjusted
                                                     -----------    ------------    ---------------    ------------
CURRENT ASSETS
Cash and Cash Equivalents                              $12,680          $  473          $  (404)         $12,749
Investments - Short Term                                     0               0                0                0
Accounts Receivable, Net                                 1,751              17              (17)           1,751
Related Party Receivable                                     0             219             (219)               0
Other Receivables                                           52               2               (2)              52
Deposit Under Reinsurance Agreement                        432               0                0              432
Prepaid Expenses                                         1,290              32              (32)           1,290
Deferred Tax Asset                                         665              34              (34)             665
Income Taxes Receivable                                     19               0                0               19
                                                       -------          ------          -------          -------
TOTAL CURRENT ASSETS                                    16,889             777             (708)          16,958
                                                       -------          ------          -------          -------

Property & Equipment                                     2,465           1,062             (924)           2,603
Less: Accumulated Depreciation                          (1,086)           (716)             597           (1,205)
                                                       -------          ------          -------          -------
Property & Equipment, Net                                1,379             346             (327)           1,398
                                                       -------          ------          -------          -------

OTHER ASSETS
Restricted Cash                                            799               0                0              799
Excess of purchase price over net assets acquired            0               0            5,530            5,530
Deposits & Other                                            44               6               (6)              44
                                                       -------          ------          -------          -------
TOTAL OTHER ASSETS                                         843               6            5,524            6,373
                                                       -------          ------          -------          -------

TOTAL ASSETS                                           $19,111          $1,129          $ 4,489          $24,729
                                                       =======          ======          =======          =======

         LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable--Trade                                $   365          $   64          $   (43)         $   386
Accounts Payable--Dental Service Providers                 399               0                0              399
Claims Liability                                         1,258               0                0            1,258
Related Party Payable                                        0           1,100           (1,100)               0
Accrued Payroll and Related Costs                          846             147             (127)             866
Other Accrued Expenses                                     720             156             (144)             732
Current Portion of Capital Lease Obligations                27               0                0               27
Current Portion of Long-Term Debt                            0             223             (223)               0
Deferred Subscriber Revenue                              3,263               0                0            3,263
Payable Under Reinsurance Agreement                        389               0                0              389
Accrued Preferred Dividends                                 13               0                0               13
Income Taxes Payable                                         0             129              (94)              35
                                                       -------          ------          -------          -------
TOTAL CURRENT LIABILITIES                                7,280           1,819           (1,731)           7,368
                                                       -------          ------          -------          -------

Capital Lease Less Current                                   0               0                0                0
Long-Term Debt Less Current                                  0             197             (197)               0
Deferred Tax Liability - Long-term                         125               0                0              125
                                                       -------          ------          -------          -------
TOTAL LONG-TERM LIABILITIES                                125             197             (197)             125
                                                       -------          ------          -------          -------

                                                       -------          ------          -------          -------
TOTAL LIABILITIES                                        7,405           2,016           (1,928)           7,493
                                                       -------          ------          -------          -------

REDEEMABLE PREFERRED STOCK                                   0               0                0                0
                                                       -------          ------          -------          -------

STOCKHOLDERS' EQUITY
Common Stock                                                 3               1                1                5
Capital In Excess of Par                                 7,677             241            5,287           13,205
Retained Earnings                                        4,026            (553)             553            4,026
Treasury Stock                                               0            (576)             576                0
                                                       -------          ------          -------          -------
TOTAL STOCKHOLDERS' EQUITY                              11,706            (887)           6,417           17,236
                                                       -------          ------          -------          -------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY               $19,111          $1,129          $ 4,489          $24,729
                                                       =======          ======          =======          =======

              See notes to the unaudited pro forma condensed consolidated financial statements.

                           FIRST COMMONWEALTH, INC.

                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

                               December 31, 1995
                                (in thousands)

The unaudited pro forma condensed consolidated statement of operations of the year ended December 31, 1995 gives effect to the consolidated results of operations for the year ended December 31, 1995, as if the acquisition of Smileage Dental Services, Inc. and the offering occurred at January 1, 1995. These results are not necessarily indicative of the consolidated results of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1995. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at December 31, 1995, as if the acquisition of Smileage Dental Services, Inc. occurred at December 31, 1995. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at December 31, 1995. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Smileage Dental Services, Inc. and the related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 ARE AS FOLLOWS:

     (a) Represents the historical condensed consolidated results of the Company and Smileage Dental Services, Inc. on a consolidated and stand alone basis, respectively, for the year ended December 31, 1995.

     (b) Reflects the increase in interest income ($303) as if the proceeds from the initial public offering of approximately $6.6 million were invested for the full year at 5.0%.

     (c)  Reflects applicable income tax effects of adjustments.

     (d) Weighted average number of common shares outstanding is calculated based upon the relevant weighted average shares outstanding and options outstanding utilizing the treasury stock method for each calculation presented.

     (e) Reflects the incremental number of shares to be used (465,222) in the calculation as if the additional new shares of 530,000 had been outstanding for the full year.

     (f) Reflects the reduction in revenue for contracts not acquired as of the date of acquisition.

     (g) Reflects the reduction in benefit coverage expenses for contracts not acquired as of the date of acquisition.

     (h) Reflects the elimination of selling, general and administrative expenses for employees who will not be retained as well as associated office expenses that will be eliminated.

     (i) Represents the net increase to amortization ($138) for the cost over the fair value of the net assets acquired over a period of forty years and the net decrease to depreciation ($12) for assets that were sold prior to the acquisition.

     (j) Reflects the number of common shares and common share equivalents issued (231,399) as a result of the acquisition.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1995 ARE AS FOLLOWS:

     (k) Reflects historical financial position of the Company and Smileage Dental Services, Inc. at December 31, 1995.

     (l) Reflects assumed adjustment based upon the purchase price for the Smileage Dental Services, Inc. acquisition, including the elimination of assets and liabilities not in place as of the date of the acquisition, the allocation of the purchase price over the fair values of the net assets acquired and the elimination of Smileage Dental Services, Inc. stockholders' equity.